UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2013

MAGELLAN MIDSTREAM PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

The information set forth under Item 8.01 is incorporated into this Item 2.02 by reference.

Item 8.01.    Other Events.

The terms “we”, “us”, “our” and similar language included in this Current Report on Form 8-K refers to Magellan Midstream Partners, L.P., together with its subsidiaries. As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on February 22, 2013, we changed our reporting segments effective January 1, 2013. We have undertaken a number of strategic changes in our businesses, particularly in the area of our crude oil activities, which have had or will have a significant impact on the way we manage our operations. Because of these changes, and in order to achieve certain other operational efficiencies, we have modified our organizational structure. Accordingly, effective January 1, 2013, we redesigned our internal management reports to correspond to this new organizational structure, resulting in changes to our reporting segments. Our new reporting segments are as follows:

•	Refined products;

•	Crude oil; and

•	Marine storage.

We are filing this Current Report on Form 8-K to reflect selected historical quarterly and annual operating segment information for our new reporting segments to help investors and analysts better understand the historical financial and operating results of our current reporting segments.
A summary of each of our current reporting segments follows:

•
The refined products segment includes the financial results from most of our previous petroleum pipeline system segment as well as results from the inland terminals and the former ammonia pipeline system segment.

•
The crude oil segment includes the financial results for: (i) the Longhorn crude oil pipeline, which will transport crude oil from West Texas to Houston, Texas; (ii) the Cushing, Oklahoma pipeline and terminal; (iii) the South Texas crude oil pipeline; (iv) the crude oil components of our East Houston, Texas terminal; (v) the condensate components of our Corpus Christi, Texas terminal; (vi) the Gibson, Louisiana terminal; and (vii) the equity earnings of Osage Pipe Line Company, LLC, Double Eagle Pipeline LLC (“Double Eagle”) and BridgeTex Pipeline Company, LLC (“BridgeTex”). The Longhorn reversal project is expected to be operational in early 2013 with full capacity reached in the second half of the year. The Double Eagle pipeline will transport condensate from the Eagle Ford shale in West Texas to our terminal in Corpus Christi, Texas and is expected to be fully operational by the second half of 2013. The BridgeTex pipeline will transport crude oil from West Texas for delivery to refineries along the Houston, Texas ship channel. The BridgeTex pipeline is currently under construction and is expected to be operational in mid-2014.

•	The marine storage segment includes the financial results from our five marine terminals included in our former petroleum terminals segment and the equity earnings from Texas Frontera, LLC.

Exhibit 99.1 hereto provides updated selected historical quarterly and annual operating segment information for our new reporting segments. The updates relate solely to the presentation of operating segment-specific information as described above and neither represent a restatement of previously issued financial statements nor affect our previously reported consolidated financial condition, results of operations or cash flows. The updated information should be read in conjunction with our previously filed reports.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 99.1	Supplemental quarterly and annual segment financial and operational information for the years ended December 31, 2009, 2010, 2011 and 2012.

Non-GAAP financial measures. Management believes that investors benefit from having access to the same financial measures utilized by us. As a result, schedules in this Current Report on Form 8-K include the non-GAAP financial measures of operating margin, transportation and terminals margin and product margin, which are important performance measures used by management. Operating margin reflects operating profit before general and administrative expense and depreciation and amortization. This measure forms the basis of our internal financial reporting and is used by management to evaluate the economic performance of our operations. Transportation and terminals margin, which is calculated as transportation and terminals revenues less operating expenses, is used by management to evaluate the profitability of our transportation and terminalling activities. Product margin, which is calculated as product sales revenues less product purchases, is used by management to evaluate the profitability of our commodity-related activities.

Forward-Looking Statement Disclaimer. Portions of this document constitute forward-looking statements as defined by federal law. Although management believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Among the key risk factors that may have a direct impact on our results of operations and financial condition are: (1) our ability to identify growth projects or to complete identified projects on time and at expected costs; (2) the occurrence of an operational hazard or unforeseen interruption for which we are not adequately insured; and (3) failure of customers to meet or continue contractual obligations to us. Additional information about issues that could lead to material changes in performance is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. We undertake no obligation to revise our forward-looking statements to reflect events or circumstances occurring after today's date.

The information being furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its general partner

Date: March 12, 2013	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary

EXHIBIT INDEX

99.1	Supplemental quarterly and annual segment financial and operational information for the years ended December 31, 2009, 2010, 2011 and 2012.